November 26, 2007

GLOBAL ALPHA FUND Supplement to Prospectus dated March 1, 2007, as revised May 1, 2007

The following information supplements and supersedes any contrary information contained in the fund’s prospectus.

On July 1, 2007, The Bank of New York Company, Inc. and Mellon Financial Corporation completed their merger to form a new company called The Bank of New York Mellon Corporation. As a result, The Dreyfus Corporation (“Dreyfus”), the fund’s investment adviser, previously a wholly-owned subsidiary of Mellon Financial Corporation, is now a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets.The company is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing superior asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. It has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Dreyfus Service Corporation, distributor for the Dreyfus Family of Funds, changed its name to MBSC Securities Corporation (“MBSC”). All information in this prospectus relating to “Dreyfus Service Corporation”, “DSC”, or the “distributor” now relates to MBSC.

MBSC will continue to provide ongoing distribution, shareholder, and related services to the Dreyfus Family of Funds and financial intermediaries through its Dreyfus Retail Services, Mellon Advisor Services, Dreyfus Investments, and Dreyfus Brokerage Services Division, as applicable.To obtain information, shareholders and prospective investors can continue to contact representatives from these Divisions as provided in the prospectus or as previously provided in shareholder correspondence.

The Fund’s Class R shares are redesignated as Class I shares. The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

Class A shares of the fund may be purchased at NAV without payment of a sales charge by full-time employees of financial advisory consulting firms that (i) review, analyze, evaluate, and/or recommend investment products, including the fund, for which Mellon Capital provides investment advice and(ii) have been approved by the fund’s distributor. Investors who purchase Class A shares of the fund NAV pursuant to this front-end sales charge waiver and who exchange such shares for Class A shares of other Dreyfus-managed or Founders-managed funds will be subject to the sales charge applicable to the Class A shares received in the exchange.

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